Exhibit 99.2

F&G Annuities & Life, Inc. (“F&G”) - An Operating Segment of Fidelity National Financial, Inc. (NYSE:FNF)
Financial Supplement
June 30, 2022
(Year Ended December 31)

The financial statements and financial exhibits included herein are unaudited. F&G is an operating segment of FNF ("the Company") and these financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K. F&G was acquired by FNF on June 1, 2020.

All dollar amounts are presented in millions.

Non-GAAP Financial Measures

Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this document includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)

Consolidated Financial Highlights

	Three months ended					Six months ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021

Select Income Statement Data:
Net earnings attributable to common shareholders	230	236	121	373	82	466	371

Adjusted net earnings attributable to common shareholders ("Adjusted net earnings") (a) (c)	128	82	90	101	92	210	170

Select Metrics:
Average assets under management ("AAUM") (a)	39,306	37,459	35,699	32,692	30,423	38,351	29,722

Assets under management ("AUM") (a)	40,322	38,601	36,494	34,665	31,760	40,322	31,760

Net investment spread (a) (d)	2.62%	2.76%	2.78%	2.75%	2.85%	2.70%	2.65%

Adjusted return on assets (a) (b) (c)	1.10%	0.88%	1.13%	1.18%	1.14%	1.10%	1.14%

(a) Refer to "Non-GAAP Financial Measures Definitions"
(b) Adjusted return on assets is calculated on a year to date ("YTD") basis.
(c) Refer to page 7 "Notable Items" for further explanation of trends.
(d) Prior periods have been restated to reflect immaterial adjustments management identified in Q2 2022.
Sales Results by Product

	Three months ended					Six months ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021

Sales (a)
Fixed indexed annuities (FIA)	1,114	962	1,055	1,073	1,135	2,076	2,182
Fixed rate annuities (MYGA)	1,087	473	301	458	512	1,560	979
Total annuity	2,201	1,435	1,356	1,531	1,647	3,636	3,161
Indexed universal life (IUL)	29	27	28	24	20	56	35
Funding agreements (FABN/FHLB)	843	600	35	1,150	1,000	1,443	1,125
Pension risk transfer (PRT)	—	527	776	371	—	527	—
Total Gross Sales	3,073	2,589	2,195	3,076	2,667	5,662	4,321
Sales attributable to flow reinsurance to third parties	(544)	(236)	(151)	(229)	(255)	(780)	(489)
Total Net Sales	$2,529	$2,353	$2,044	$2,847	$2,412	$4,882	$3,832

(a) Refer to "Non-GAAP Financial Measures Definitions."

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)

Condensed Consolidated Balance Sheets

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Assets
Investments:
Fixed maturity securities available for sale, at fair value, net of allowance for credit losses of $5 at June 30, 2022	$28,398	$29,478	$29,962	$28,550	$27,616
Preferred securities, at fair value	839	934	1,028	870	882
Equity securities, at fair value	119	139	143	156	176
Derivative investments	145	487	816	581	691
Mortgage loans, net of allowance for credit losses of $35 at June 30, 2022	4,437	4,217	3,749	3,484	2,794
Investments in unconsolidated affiliates	2,668	2,696	2,350	2,022	1,667
Other long-term investments	528	510	489	454	448
Short-term investments	823	387	373	258	356
Total investments	$37,957	$38,848	$38,910	$36,375	$34,630
Cash and cash equivalents	992	1,168	1,533	2,320	1,016
Trade and notes receivables	3	3	3	11	11
Reinsurance recoverable, net of allowance for credit losses of $19 at June 30, 2022 (a)	4,215	3,801	3,610	3,492	3,297
Goodwill (a)	1,756	1,756	1,756	1,756	1,756
Prepaid expenses and other assets	1,000	625	613	662	415
Lease assets	9	9	8	8	8
Other intangible assets, net (a)	3,143	2,699	2,234	2,086	2,060
Property and equipment, net	14	14	13	13	13
Income taxes receivable	64	46	50	—	—
Deferred tax asset (a)	473	142	—	—	51
Total assets	$49,626	$49,111	$48,730	$46,723	$43,257
(a) These line items included adjustments that were recorded during the remeasurement period subsequent to the June 1, 2020 acquisition. The following adjustments were recorded as of the opening balance sheet at June 1, 2020 during the quarter ending June 30, 2021: Reinsurance recoverable, ($289), Goodwill, $5, Other intangible assets, net, $61, and Deferred tax asset, $1.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)

Condensed Consolidated Balance Sheets (continued)
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Liabilities and Shareholders' Equity
Contractholder funds	$37,707	$36,237	$35,525	$33,988	$32,166
Future policy benefits (b)	5,177	5,217	4,732	3,985	3,670
Accounts payable and accrued liabilities (b)	1,384	1,536	1,297	1,670	1,276
Income taxes payable	—	—	—	3	17
Deferred tax liability	—	—	24	9	—
Notes payable	573	975	977	979	589
Funds withheld for reinsurance liabilities	2,277	1,852	1,676	1,508	1,271
Lease liabilities	14	14	14	14	14
Total liabilities	$47,132	$45,831	$44,245	$42,156	$39,003

Shareholders' equity:
Additional paid-in-capital	3,156	2,753	2,750	2,748	2,746
Retained earnings	1,468	1,238	1,001	880	507
Accumulated other comprehensive (loss) income ("AOCI")	(2,130)	(711)	734	939	1,001
Total shareholders' equity	$2,494	$3,280	$4,485	$4,567	$4,254
Total liabilities and shareholders' equity	$49,626	$49,111	$48,730	$46,723	$43,257

(b) These line items included adjustments that were recorded during the remeasurement period subsequent to the June 1, 2020 acquisition. The following adjustments were recorded as of the opening balance sheet at June 1, 2020 during the quarter ending June 30, 2021: Future policy benefits, ($228), and Accounts payable and accrued liabilities, $6.

Reconciliation of Total Shareholders' Equity to Total Shareholders' Equity Excluding AOCI

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Total shareholders' equity	$2,494	$3,280	$4,485	$4,567	$4,254
Less: AOCI	(2,130)	(711)	734	939	1,001
Total shareholders' equity excluding AOCI (c)	$4,624	$3,991	$3,751	$3,628	$3,253

(c) Refer to "Non-GAAP Financial Measures Definitions"

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)
Condensed Consolidated Statements of Earnings

	Three months ended					Six months ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Revenues:
Life insurance premiums and other fees (a)	$68	$594	$838	$431	$62	$662	$126
Interest and investment income	425	451	511	481	487	876	860
Recognized gains and losses, net	(426)	(297)	345	15	253	(723)	355
Total revenues	67	748	1,694	927	802	815	1,341
Benefits and expenses:
Benefits and other changes in policy reserves	(418)	208	1,404	185	575	(210)	549
Personnel costs	34	30	36	32	32	64	61
Other operating expenses	31	18	29	22	26	49	54
Depreciation and amortization	121	143	65	210	65	264	209
Interest expense	9	8	8	6	7	17	15
Total benefits and expenses	(223)	407	1,542	455	705	184	888

Pre-tax earnings	290	341	152	472	97	631	453
Income tax expense	(60)	(105)	(31)	(96)	(21)	(165)	(93)
Net earnings from continuing operations	230	236	121	376	76	466	360
(Loss) earnings from discontinued operations, net of tax	—	—	—	(3)	6	—	11
Net earnings attributable to common shareholders	$230	$236	$121	$373	$82	$466	$371

(a) Included within "Escrow, title-related and other fees" in FNF 10-K/ 10-Q.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)

Reconciliation from Net Earnings to Adjusted Net Earnings (a)

	Three months ended					Six months ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Net earnings from continuing operations	$230	$236	$121	$376	$76	$466	$360
Non-GAAP adjustments (a):
Recognized (gains) and losses, net	21	(33)	(76)	(98)	(63)	(12)	(145)
Indexed product related derivatives	(159)	(168)	32	26	75	(327)	(110)
Purchase price amortization	5	6	6	7	6	11	13
Transaction costs	4	—	—	1	2	4	4
Other non-recurring items (b)	—	—	—	(284)	—	—	—
Income taxes on non-GAAP adjustments	27	41	7	73	(4)	68	48
Adjusted net earnings (a)	$128	$82	$90	$101	$92	$210	$170

Notable Items
Each quarterly reporting period, we identify notable items that help explain the trends in our Adjusted net earnings as we believe these items provide further clarity to the financial performance of the business.

	Three months ended					Six months ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Adjusted net earnings (a)	$128	$82	$90	$101	$92	$210	$170
Notable items [(unfavorable)/favorable]
Benefits and other changes in policy reserves (c)	2	4	(7)	7	3	6	10
Assumption review and unlocking (d)	30	—	—	—	8	30	8
Other notable items (e)	4	(20)	10	20	11	(16)	16

(a) Refer to "Non-GAAP Financial Measures Definitions."
(b) Reflects adjustments to benefits and other changes in policy reserves and depreciation and amortization resulting from the implementation of a new actuarial valuation system.
(c) Reflects the after tax impact to adjusted net earnings for certain actuarial adjustments to benefits and other changes in policy reserves related to timing, volume and magnitude of experience, excluding assumption review and unlocking.
(d) Reflects unlocking from updating our SOP 03-1 reserves, DAC, VOBA, DSI and cost of reinsurance amortization models for actual experience and equity market fluctuations.
(e) Costs incurred during research and exploration of potential merger or acquisition of a business or a group of insurance policies via asset acquisition or (inforce) reinsurance agreement, income from bond prepayment and CLO redemptions, changes in tax valuation and other net activity.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)

Adjusted Net Earnings Statement (a)

	Three months ended					Six months ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Revenues:
Life insurance premiums and other fees (b) (i)	$89	$593	$840	$430	$62	$682	$126
Interest and investment income (c)	463	448	431	381	377	911	710
Recognized gains and losses, net (d)	—	—	—	—	—	—	—
Total revenues	552	1,041	1,271	811	439	1,593	836
Benefits and expenses:
Benefits and other changes in policy reserves (e) (i)	229	775	1,023	577	214	1,004	402
Personnel costs	35	30	36	32	32	65	61
Other operating expenses (f)	28	18	29	22	24	46	50
Depreciation and amortization (g)	91	64	61	49	46	155	94
Interest expense	9	8	9	6	7	17	15
Total benefits and expenses	392	895	1,158	686	323	1,287	622

Pre-tax earnings	160	146	113	125	116	306	214
Income tax expense	(32)	(64)	(23)	(24)	(24)	(96)	(44)
Adjusted net earnings (a)	$128	$82	$90	$101	$92	$210	$170
Notable items included in Adjusted net earnings (h)	$36	$(16)	$3	$27	$22	$20	$34

(a) Refer to "Non-GAAP Financial Measures Definitions."
(b) Life insurance premiums and other fees are included within "Escrow, title-related and other fees" in FNF 10-K/ 10-Q, and have been adjusted to remove primarily the impact of unearned revenue on the adjustments below.
(c) Interest and investment income has been adjusted to remove the market volatility on the alternative investment portfolio that differ from management's expectation of returns over the life of these assets.
(d) Recognized gains and losses (net) have been adjusted to remove the effect of recognized (gains) losses including changes in allowance for expected credit losses and OTTI; changes in fair values of indexed product related derivatives and embedded derivatives, net of hedging costs; and the change in fair value of the reinsurance related embedded derivative.
(e) Benefits and other changes in policy reserves has been adjusted to remove the effects of the changes in fair values of indexed product embedded derivatives, changes in allowance for expected credit losses on reinsurance recoverables, the fair value impacts of assumed reinsurance, those resulting from the implementation of a new actuarial system at September 30, 2021, and changes in the SOP 03-1 reserve resulting from the adjustments above, as applicable.
(f) Other operating expenses have been adjusted to remove the effects of transaction costs.
(g) Depreciation and amortization has been adjusted to remove the impact on DAC, VOBA, and DSI of the adjustments above, as applicable, purchase price amortization and those resulting from the implementation of a new actuarial valuation system at September 30, 2021.
(h) Refer to page 7 "Notable Items" for further detail of notable items.
(i) Includes premiums from agreements related to our new PRT business beginning in the three months ended September 30, 2021.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)
Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody's
Holding Company Ratings
F&G Annuities & Life, Inc.
Issuer Credit / Default Rating	Not Rated	BBB-	BBB	Ba2
Outlook		Stable	Stable	Positive
CF Bermuda Holdings Limited
Issuer Credit / Default Rating	Not Rated	BBB-	BBB	Ba1
Outlook		Stable	Stable	Positive
Fidelity & Guaranty Life Holdings, Inc.
Issuer Credit / Default Rating	bbb-	BBB-	BBB	Not Rated
Outlook	Stable	Stable	Stable
Senior Unsecured Notes	bbb-	BBB	BBB	Baa2
Outlook	Stable			Stable

Operating Subsidiary Ratings
Fidelity & Guaranty Life Insurance Company
Financial Strength Rating	A-	A-	A-	Baa1
Outlook	Stable	Stable	Stable	Positive
Fidelity & Guaranty Life Insurance Company of New York
Financial Strength Rating	A-	A-	A-	Not Rated
Outlook	Stable	Stable	Stable
F&G Life Re Ltd
Financial Strength Rating	Not Rated	A-	A-	Baa1
Outlook		Stable	Stable	Positive
F&G Cayman Re Ltd
Financial Strength Rating	Not Rated	Not Rated	A-	Not Rated
Outlook			Stable

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)

Total Product Net Investment Spread
	Three months ended					Six months ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Net investment income	$425	$451	$511	$481	$487	$876	$860
AAUM (a)	39,306	37,459	35,699	32,692	30,423	38,351	29,722
Yield on AAUM (a)	4.32%	4.82%	5.73%	5.89%	6.40%	4.57%	5.79%
Alternative investment yield adjustment (a)	0.39%	(0.04)%	(0.90)%	(1.23)%	(1.43)%	0.18%	(1.01)%
Adjusted Yield on AAUM (a)	4.71%	4.78%	4.83%	4.66%	4.97%	4.75%	4.78%

Interest credits (b)	$94	$85	$84	$64	$73	$179	$147
Option & futures costs (b)	99	92	88	82	77	191	149
Total interest credited and option costs (b)	$193	$177	$172	$146	$150	$370	$296
Average account value (b)	37,009	35,247	33,601	30,562	28,273	36,110	27,762
Interest credited & option cost (b)	2.09%	2.02%	2.05%	1.91%	2.12%	2.05%	2.13%
Net investment spread (a) (b)	2.62%	2.76%	2.78%	2.75%	2.85%	2.70%	2.65%

(a) Refer to "Non-GAAP Financial Measures Definitions."
(b) Prior periods have been restated to reflect immaterial adjustments management identified in Q2 2022.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)

FIA Net Investment Spread
	Three months ended					Six months ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Net investment income (b)	$290	$312	$366	$368	$377	$602	$653
AAUM (a)	24,704	23,717	22,824	22,146	20,896	24,275	20,551
Yield on AAUM (a) (b)	4.70%	5.27%	6.42%	6.65%	7.22%	4.96%	6.35%
Alternative investment yield adjustment (a)	0.44%	(0.16)%	(1.19)%	(1.81)%	(2.20)%	0.14%	(1.52)%
Adjusted Yield on AAUM (a) (b)	5.14%	5.11%	5.23%	4.84%	5.02%	5.10%	4.83%

Interest credits	$9	$9	$9	$2	$13	$18	$28
Option & futures costs	88	84	80	75	70	172	135
Total interest credited and option costs	$97	$93	$89	$77	$83	$190	$163
Average account value	22,888	22,244	21,513	20,680	19,842	22,571	19,443
Interest credited & option cost	1.70%	1.67%	1.65%	1.49%	1.67%	1.68%	1.68%
Net investment spread (a) (b)	3.44%	3.44%	3.58%	3.35%	3.35%	3.42%	3.15%

(a) Refer to "Non-GAAP Financial Measures Definitions."
(b) Prior periods have been restated to reflect immaterial adjustments management identified in Q2 2022.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)

Assets Under Management Rollforward and Average Assets Under Management

	Three months ended					Six months ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
AUM at beginning of period (a)	$38,601	$36,494	$34,665	$31,760	$29,700	$36,494	$28,553
Net new business asset flows	2,271	2,223	2,050	2,747	2,327	4,494	3,596
Net reinsurance and other transactions	(550)	(116)	(221)	158	(267)	(666)	(389)
AUM at end of period (a)	$40,322	$38,601	$36,494	$34,665	$31,760	$40,322	$31,760
AAUM (a)	$39,306	$37,459	$35,699	$32,692	$30,423	$38,351	$29,722

Annuity Account Balance Rollforward (b)

	Three months ended					Six months ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Account balances at beginning of period:	$27,331	$26,673	$25,662	$24,774	$23,803	$26,673	$22,992
Net deposits	1,673	1,073	1,321	1,311	1,390	2,746	2,655
Surrenders, withdrawals, deaths, etc.	(596)	(539)	(517)	(625)	(628)	(1,135)	(1,213)
Net flows	1,077	534	804	686	762	1,611	1,442

Premium and interest bonuses	21	22	23	20	21	43	39
Fixed interest credited and index credits	91	142	226	217	225	233	373
Guaranteed product rider fees	(42)	(40)	(42)	(35)	(37)	(82)	(72)
Account balance at end of period	$28,478	$27,331	$26,673	$25,662	$24,774	$28,478	$24,774

(a) Refer to "Non-GAAP Financial Measures Definitions."
(b) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	June 30, 2022
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$338	$2,631
0.0% < 2.0%	20	119
2.0% < 4.0%	41	856
4.0% < 6.0%	832	2,226
6.0% < 8.0%	1,484	3,627
8.0% < 10.0%	2,543	8,248
10.0% or greater	—	5,513
	$5,258	$23,220

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	June 30, 2022
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$543	$1,393
0.0% - 1.0%	621	1,126
1.0% - 2.0%	1,719	12
2.0% - 3.0%	2,283	—
3.0% - 4.0%	92	—
Allocated to index strategies	—	20,689
	$5,258	$23,220

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)

Summary of Invested Assets by Asset Class

	June 30, 2022			December 31, 2021
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$214	$212	1%	$50	$50	—%
United States Government sponsored entities	52	50	—%	74	74	—%
United States municipalities, states and territories	1,428	1,253	3%	1,386	1,441	4%
Foreign Governments	186	153	1%	197	205	1%
Corporate securities:
Finance, insurance and real estate	5,484	4,834	13%	4,881	5,109	13%
Manufacturing, construction and mining	884	746	2%	880	932	2%
Utilities, energy and related sectors	2,857	2,335	6%	2,881	2,987	8%
Wholesale/retail trade	2,520	2,059	5%	2,503	2,627	7%
Services, media and other	3,304	2,674	7%	3,227	3,349	8%
Hybrid securities	801	743	2%	812	881	2%
Non-agency residential mortgage-backed securities	917	845	2%	648	648	2%
Commercial mortgage-backed securities	3,116	3,046	8%	2,669	2,964	7%
Asset-backed securities	5,644	5,319	14%	4,514	4,550	12%
CLO securities	4,321	4,129	11%	4,002	4,145	11%
Total fixed maturity securities, available for sale	$31,728	$28,398	75%	$28,724	$29,962	77%
Equity securities	1,099	958	3%	1,135	1,171	3%
Alternative investments:
Private equity	1,351	1,351	4%	1,181	1,181	3%
Real assets	388	381	1%	339	340	1%
Credit	936	936	2%	829	829	2%
Commercial mortgage loans	2,315	2,119	6%	2,168	2,265	6%
Residential mortgage loans	2,122	1,971	5%	1,581	1,549	4%
Other (primarily derivatives and company owned life insurance)	587	673	2%	971	1,305	3%
Short term investments	822	823	2%	373	373	1%
Total (a)	$41,348	$37,610	100%	$37,301	$38,975	100%
(a) Asset duration of 5.4 years and 6.4 years vs. liability duration of 5.7 years and 7.1 years for the periods ending June 30, 2022 and December 31, 2021, respectively.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)

Credit Quality of Fixed Maturity Securities

	June 30, 2022
NAIC Designation	Fair Value	Percent
1	$16,033	56%
2	10,121	36%
3	1,571	6%
4	532	2%
5	80	—%
6	61	—%
	$28,398	100%

	June 30, 2022
Rating Agency Rating	Fair Value	Percent
AAA	$989	3%
AA	1,990	7%
A	7,092	25%
BBB	8,519	30%
Not rated	7,796	28%
Total investment grade	26,386	93%
BB	1,049	4%
B and below	362	1%
Not rated	601	2%
Total below investment grade	2,012	7%
	$28,398	100%

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)
Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	June 30, 2022
Total by collateral type	Amortized Cost	Fair Value
Government Agency	$52	$50
Prime	800	736
Subprime	49	46
Alt-A	68	62
	$969	$894

	June 30, 2022
Total by NAIC designation	Amortized Cost	Fair Value
1	$944	$871
2	16	15
3	4	3
4	4	4
5	1	1
	$969	$894

Top 5 Reinsurers

		June 30, 2022
		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Fitch	Moody's
Aspida Life Re Ltd	$1,651	A-	not rated	not rated	not rated
Wilton Re	1,259	A+	not rated	A+	not rated
Somerset Reinsurance Ltd	626	A-	BBB+	not rated	not rated
London Life Reinsurance Co.	101	A+	not rated	not rated	not rated
Security Life of Denver	99	not rated	A-	A-	Baa1

(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)
Non-GAAP Financial Measures Definitions
The following represents the definitions of non-GAAP measures used by F&G, as an operating segment of FNF:

Adjusted Net Earnings Attributable to Common Shareholders (Adjusted Net Earnings)

Adjusted net earnings is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings is calculated by adjusting net earnings (loss) from continuing operations attributable to common shareholders to eliminate:
(i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment ("OTTI") losses, recognized in operations; the impact of market volatility on the alternative asset portfolio that differ from management's expectation of returns over the life of these assets; and the effect of changes in fair value of the reinsurance related embedded derivative;
(ii) Indexed product related derivatives: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost;
(iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset ("VODA")) recognized as a result of acquisition activities;
(iv) Transaction costs: the impacts related to acquisition, integration and merger related items; and
(v) Other "non-recurring", "infrequent" or "unusual items": Management excludes certain items determined to be “non-recurring”, “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years.

Adjustments to adjusted net earnings are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations.

Total Shareholders’ Equity Excluding AOCI

Total Shareholders’ Equity Excluding AOCI is based on Total Shareholders' Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on Total Shareholders' Equity.

Assets Under Management (AUM)

AUM is calculated as the sum of:
(i) total invested assets at amortized cost, excluding derivatives, net of reinsurance qualifying for risk transfer in accordance with GAAP;
(ii) related party loans and investments;
(iii) accrued investment income;
(iv) the net payable/receivable for the purchase/sale of investments, and
(v) cash and cash equivalents excluding derivative collateral at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one.
Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2022
(All periods are unaudited)

Non-GAAP Financial Measures Definitions (continued)

Average Assets Under Management (AAUM)

AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one.
Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.

Yield on AAUM

Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Alternative Investment Yield Adjustment

Alternative investment yield adjustment is the current period yield impact of market volatility on the alternative investment portfolio that differ from management's expectation of returns over the life of these assets. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Adjusted Yield on AAUM

Adjusted Yield on AAUM is calculated by dividing annualized net investment income by AAUM, plus or minus the alternative investment yield adjustment. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Net Investment Spread

Net investment spread is the excess of net investment income, adjusted for market volatility on the alternative asset investment portfolio, earned over the sum of interest credited to policyholders and the cost of hedging our risk on indexed product policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company’s invested assets against the level of investment return provided to policyholders, inclusive of hedging costs.

Adjusted Return on Assets

Adjusted Return on Assets is calculated by dividing annualized adjusted net earnings by year-to-date AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM.

Sales

Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e. contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition.